     As filed with the Securities and Exchange Commission on July 1, 2002

                                             1933 Act Registration No. 333-75588
                                             1940 Act Registration No. 811-10605

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]
                                                                   ---

                         Pre-Effective Amendment No. 1 [X]
                                                    -- ---

                        Post-Effective Amendment No.   [ ]
                                                    -- ---

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                                Amendment No. 1  [X]
                                             --  ---

                        (Check appropriate box or boxes)

                           InvestBio Opportunity Trust
               (Exact name of registrant as specified in charter)
                          500 Fifth Avenue, 56th Floor
                               New York, NY 10110
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (866) 960-7700

                                RONALD S. ROBBINS
                            Executive Vice President
                       InvestPrivate Holdings Corporation
                          500 Fifth Avenue, 56th Floor
                               New York, NY 10110

                     (Name and Address of Agent for Service)

                                   Copies to:

                              BETH R. KRAMER, ESQ.
                           Kirkpatrick & Lockhart LLP
                               599 Lexington Ave.
                               New York, NY 10022
                            Telephone: (212) 536-3900

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

                           InvestBio Opportunity Trust

                       Contents of Registration Statement

This Registration Statement consists of the following papers and documents.

       Cover Sheet

       Contents of Registration Statement

       Part A   -    Prospectus

       Part B   -    Statement of Additional Information

       Part C   -    Other Information

       Signature Page

       Exhibits

The information in this prospectus is not complete and may be changed. We may not sell these securities until statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                           INVESTBIO OPPORTUNITY FUND


                                  JULY __, 2002

                          500 FIFTH AVENUE, 56TH FLOOR
                               NEW YORK, NY 10110
                                 (866) 960-7700

                                   PROSPECTUS

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN MADE BY THE FUND OR THE ADVISER. THIS PROSPECTUS IS NOT AN OFFER TO PURCHASE SECURITIES IN ANY STATE IN WHICH SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                             PAGE NO.

OVERVIEW                                                        1

FUND FEES AND EXPENSES                                          3

         EXAMPLE                                                3

FUND DETAILS                                                    4

         PRINCIPAL INVESTMENT STRATEGIES                        4

         PRINCIPAL RISKS OF INVESTING                           5


         ADDITIONAL INVESTMENT STRATEGIES                       6

         ADDITIONAL RISKS                                       7


INVESTMENT OPPORTUNITIES IN THE BIOTECHNOLOGY INDUSTRY          8

SUITABILITY FOR INVESTORS                                       9

FUND SERVICES                                                   9

         HOW SALES CHARGES ARE CALCULATED                       9

         DISTRIBUTOR                                           10

         WAYS TO REDUCE SALES CHARGES                          10

FUND MANAGEMENT                                                11

         INVESTMENT ADVISER                                    11



SHAREHOLDER INFORMATION                                        12

         PRICING OF FUND SHARES                                12

         HOW TO PURCHASE SHARES                                13

         AUTOMATIC INVESTMENT PLAN                             14

         HOW TO SELL SHARES                                    14

         SIGNATURE GUARANTEES                                  15

         CHARITABLE CONTRIBUTION PROGRAM                       16

         DIVIDENDS AND DISTRIBUTIONS                           17

         TAX CONSEQUENCES                                      17

         IRAS AND OTHER RETIREMENT PLANS                       17

ADDITIONAL INFORMATION                                         17

         FINANCIAL REPORTS                                     17

         HOUSEHOLDING                                          18

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully and retain for future reference. A copy of the prospectus may be obtained at www.InvestBio.com.


The InvestBio Opportunity Fund (the "Fund") is a separate series of the InvestBio Opportunity Trust (the "Trust").

                                    OVERVIEW

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


         The Fund seeks to provide a sophisticated investment program for investors whose objective is long-term capital appreciation by selecting portfolio securities primarily on the basis of potential capital enhancement. The Fund will do this by investing primarily, but not exclusively, in both established and emerging biotechnology companies and other companies related to health sciences that the investment adviser, DGBI Advisors, Inc. (the "Adviser"), believes have the potential for significant growth. The Fund's Adviser will seek to maximize the Fund's financial returns by identifying and investing in companies that meet one or more of the following criteria:

          -    Numerous drugs under development;

          -    Drugs in late-phase clinical trials;

          -    An experienced management team;

          -    Substantial financial resources; and

          - Alliances and marketing arrangements with major pharmaceutical companies with large market potential.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

          - The Fund intends to invest at least 80% of its net assets in equity securities of biotechnology companies and related health sciences firms.

          - The Fund invests primarily in equity securities of smaller capitalization companies.

          - The Fund seeks to participate in the initial public offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to IPO investments.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

         An investment in the Fund involves risks. You can lose money by investing in the Fund. When you sell shares of the Fund, they could be worth less than what you paid for them. All or some of these risks may adversely affect the Fund's net asset value, yield and/or total return.

          - Because the Fund's investments are concentrated in a particular industry, the Fund's performance could depend heavily on the performance of that industry and could be more volatile than the performance of less concentrated funds. Specifically, the biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence and government regulation. Biotechnology companies can have persistent losses during a new product's transition from development to production and revenue patterns can be erratic.

          - Many biotechnology companies have recently commenced operations and thus have relatively small market capitalization. Such companies are often referred to as micro-cap, small-cap or medium-capitalization companies. The stocks of such companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, micro-cap, small-cap and medium-cap stocks often trade in lower volume and these companies are also subject to wider swings in their earnings. As a result, companies in this sector face even greater risk and volatility than the overall market.

          - The Fund may invest in Initial Public Offerings ("IPOs"), and such investments may result in increased transaction costs and expenses. In addition, in the period immediately following an IPO, the stock prices of newly public companies may be subject to greater price volatility than other public companies. The Fund may lose all or part of its investment in such companies if these young companies are unsuccessful in executing their business plan or if their product lines fail to achieve an adequate level of market recognition or acceptance.

          - A non-diversified fund is allowed to invest, with respect to 50% of its assets, more than 5% of its assets in the securities of any one issuer. As a non-diversified fund more of the Fund's assets may be focused in the common stock of a small number of issuers or one sector of the market, which may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified mutual fund.

                             FUND FEES AND EXPENSES


         This table describes the fees and expenses an investor pays to buy and hold shares of the Fund.


            SHAREHOLDER FEES
            (fees paid directly from your investment)
            Sales Charge (Load) Imposed on Purchase                    5.50%
            Deferred Sales Charge (Load)                               None
            Sales Charge (Load) Imposed on Reinvested Dividends        None
            Redemption Fee*                                            None
            Exchange Fee                                               None


            ANNUAL FUND OPERATING EXPENSES
            (expenses that are deducted from Fund assets, as a percentage of average daily net assets)
            Management Fee                                             0.00%
            Distribution and/or Service (12b-1) Fees                   0.25%
            Other Expenses**                                           2.75%
            Total Annual Fund Operating Expenses***                    3.00%


         *If you choose to redeem your shares by wire, a wire fee, currently $15.00, will be deducted from the proceeds.

         **Because the Fund has no operating history prior to the date of this prospectus, "Other Expenses" are based on estimated amounts for the current fiscal period.

         ***The Adviser has contractually agreed to waive, to the extent necessary, its advisory fees and/or reimburse the Fund's operating expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) so that the Fund's Total Annual Fund Operating Expenses do not exceed 3.00% until October 28, 2003.


EXAMPLE


         This example is intended to permit the comparison of the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that $10,000 is invested in the Fund for the time periods indicated. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                   1 YEAR                    3 YEARS
                    $836                      $1,426

                                  FUND DETAILS

INVESTMENT OBJECTIVE

         The Fund seeks to provide a sophisticated investment program for investors whose objective is long-term capital appreciation by selecting portfolio securities primarily on the basis of potential capital enhancement. The Fund will do this by investing primarily, but not exclusively, in both established and emerging biotechnology companies and other companies related to health sciences that the Adviser believes have the potential for significant growth. The Fund's Adviser will seek to maximize the Fund's financial returns by identifying and investing in companies that meet one or more of the following criteria:

          -    Numerous drugs under development;

          -    Drugs in late-phase clinical trials;

          -    An experienced management team;

          -    Substantial financial resources; and

          - Alliances and marketing arrangements with major pharmaceutical companies with large market potential.

PRINCIPAL INVESTMENT STRATEGIES


         The Fund is a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This means that it is not restricted as to the percentage of its assets it may invest in the securities of any issuer.

         Under normal market conditions, the Fund invests at least 80% of its assets in securities of biotechnology companies and related health sciences firms. The Fund may not change this policy without giving sixty (60) days' written notice to shareholders. The Fund may invest a substantial portion of its assets in equity securities of smaller capitalization companies, which are generally companies with a market capitalization of less than $1.5 billion at the time of the Fund's investment.

         For the Fund's investment purposes, a biotechnology company is one that has at least 50% of its earnings derived from biotechnology activities, or at least 50% of its assets devoted to such activities, based on the company's most recent fiscal year. Biotechnology activities are research, development, manufacture and distribution of various biotechnological or biomedical products, services and processes. This may include companies involved with genomics, genetic engineering and gene therapy. It also includes companies involved in the application and development of biotechnology in areas such as health care, pharmaceuticals and agriculture. In addition to its equity investments in biotechnology companies, the Fund may also invest up to 20% of its net assets in equity or debt securities of any type of U.S. issuer.

         An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities.


PRINCIPAL RISKS OF INVESTING

         An investment in the Fund is not guaranteed; an investor in the Fund may lose money. By focusing on the biotechnology industry, the Fund carries much greater risks of adverse development than a fund that invests in a wider variety of industries. The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health-care reform and changes to the U.S. Food and Drug Administration ("FDA") approval process. If such legislation is enacted it may affect the biotechnology industry. In addition, this industry is characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

         Investors tend to react quickly to developments that affect the biotechnology industry. In the past, the biotechnology sector has experienced considerable volatility in reaction to research and other business developments which may affect one or more companies within the sector. In comparison to more mature industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks. Stock prices often change collectively without regard to the merits of individual companies.


         Biotechnology companies are often small, with products that are only in the research stage. Only a limited number of biotechnology companies have developed products that have been approved by the FDA, commercially manufactured and distributed. Therefore, the market value of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress and new product filings with regulatory authorities. There can be no assurance that the Fund will continue to have access to adequate investment opportunities on terms that the Adviser believes to be favorable. The Fund's investments are speculative and may drop sharply in value in response to adverse research and development, regulatory or market events.

         The following is a list of principal risks to which the Fund may be subject:

          - SECTOR CONCENTRATION RISK. Because the Fund's investments are concentrated in a particular industry, the Fund's performance could depend heavily on the performance of that industry and could be more volatile than the performance of less concentrated funds. Specifically, the biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence and government regulation. Biotechnology companies can have persistent losses during a new product's transition from development to production and revenue patterns can be erratic.

          - SMALLER COMPANY STOCK RISK. Many biotechnology companies have recently commenced operations and thus have relatively small market capitalization. Such companies are often referred to as micro-cap, small-cap or medium-capitalization companies. The stocks of such companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, micro-cap, small-cap and medium-cap stocks often trade in lower volume and these companies are also subject to wider swings in their earnings. As a result, companies in this sector face even greater risk and volatility than the overall market.


          - IPO RISK. The Fund may invest in IPOs, and such investments may result in increased transaction costs and expenses. In addition, in the period immediately following an IPO, the stock prices of newly public companies may be subject to greater price volatility than other public companies. The Fund may lose all or part of its investment in such companies if these young companies are unsuccessful in executing their business plan or if their product lines fail to achieve an adequate level of market recognition or acceptance.

          - NON-DIVERSIFICATION RISK. A non-diversified fund is allowed to invest, with respect to 50% of its assets, more than 5% of its assets in the securities of any one issuer. As a non-diversified fund more of the Fund's assets may be focused in the common stock of a small number of issuers or one sector of the market, which may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified mutual fund.

ADDITIONAL INVESTMENT STRATEGIES

         The following is a list of additional investment strategies. For further information about investment strategies, see the Fund's Statement of Additional Information ("SAI").

          - DERIVATIVES. The Fund can use derivative instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that the Fund will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of derivatives.

          - SHORT SALES AGAINST THE BOX. The Fund may engage in short sales against the box of equity securities when it believes that such transactions present favorable opportunities. In a short sale against the box, the Fund holds in its portfolio the securities which it has sold short.

          - PORTFOLIO TURNOVER. The Fund expects to hold securities as long term investments, and does not normally expect to engage in frequent trading of securities to achieve its investment objective. However, from time to time the securities of the Fund may be traded more frequently. This trading may create tax consequences for shareholders in the form of increased capital gains and losses. Capital gains when distributed are taxable to shareholders. The trading costs associated with active management may also lower Fund performance.

          - TEMPORARY DEFENSIVE POSITIONS. When securities markets or economic conditions are unfavorable or unsettled, the Fund may seek to protect its assets by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Fund has the right to invest up to 100% of its assets in these securities, although it is unlikely the Fund will do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. To the extent the Fund is invested in these types of instruments, the Fund will not be pursuing its investment objective.

          - FOREIGN SECURITIES. The Fund intends to invest its assets in U.S. securities, although the Fund may invest up to 5% of its total assets in foreign securities. The Fund may buy foreign securities that are traded in the U.S. or in foreign markets, as well as American, European and Global Depository Receipts. Depository receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

ADDITIONAL RISKS

         The Fund has principal investment strategies that come with inherent risks. The Fund's principal risks are described in its "Principal Risks of Investing" section. The following is a list of additional risks to which the Fund may be subject by investing in various types of securities or engaging in various practices.

              - STOCK MARKET RISK. The value of the securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Fund's investments may decline if the particular companies the Fund invests in do not perform well.

              - DERIVATIVE RISK. The Fund may suffer a loss from its use of futures or options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

              - PORTFOLIO TURNOVER RISK. The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable gain distributions to the Fund's shareholders.

              - FOREIGN SECURITIES RISK. Investments in foreign and emerging markets carry special risks, including, without limitation, currency and political risks.

                    CURRENCY AND POLITICAL RISKS. A change in the exchange rate between the U.S. dollar and the foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency. Political actions, events or instability may result in unfavorable changes in the value of a security.

                    TRANSACTION COSTS. The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those associated with domestic transactions.



             INVESTMENT OPPORTUNITIES IN THE BIOTECHNOLOGY INDUSTRY

         Current demographic trends, including the facts that Americans are living longer and enjoying higher levels of medical care, combined with life-enhancing science and technology advancements, have led many to the conclusion that the biotechnology industry could emerge in the years ahead as a leading investment sector.

         The biotechnology industry consists primarily of companies engaged in the research, development, manufacture, licensing and distribution of various biotechnological and biomedical products, services and processes. Such companies generally employ genetic or other biological engineering to develop new drugs and to develop and discover other products and services, and also provide (or benefit from) scientific and technological advances in biotechnology.


         The growth in number and revenue derived from biotechnology products is indisputable. According to a report issued by E*Trade, five years ago there were fewer than 10 biotechnology products on the market that were approved by the FDA. By year-end 2001, there are more than 80 such products, and approximately 350 products are in late-stage clinical trials or under FDA review. It is anticipated that the pace of new products approvals will continue to accelerate.

         The demand for genomics research and genomic information is also increasing. Many sectors in the medical field seek new drugs and treatments to address a variety of diseases and conditions. Industries as diverse as health-care, agriculture and energy have all rapidly recognized the value of such information and how it can be applied to improving their products and services, thereby realizing the promise and potential many have predicted for biotechnology since the early 1990s.


         As more and more scientific and medical advances are adapted into commercial applications, the potential for biotechnology to become one of the foremost investment sectors of the 21st century becomes evident. Emerging technologies may be applied in innumerable applications and this creates the possibility for significant investment opportunities.

                            SUITABILITY FOR INVESTORS

         Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:

          - Are experienced investors or have obtained the advice of an investment professional.

          - Are willing to accept the additional risks entailed in the investment policies of the Fund.

          - Understand that shares of the Fund can, and likely will, have daily price fluctuations.

          - Are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs").

         You probably do not want to invest in the Fund if you are:

          -    Unaccustomed to potentially volatile investments.

          -    Primarily seeking current dividend income.

          - Unwilling to accept the additional risks entailed in the investment policies of the Fund and potential significant changes in the price of Fund shares as a result of those policies.

          -    Speculating on short-term fluctuations in the stock markets.

                                  FUND SERVICES

HOW SALES CHARGES ARE CALCULATED

         The price that you pay when you buy shares of the Fund (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge"), which varies depending upon the size of your purchase.

         Employees and certain persons affiliated with the Fund will be permitted to purchase shares of the Fund at the net asset value ("NAV"). Please refer to the SAI for further details.

                                                                                                        DEALER
                                                        INVESTOR'S SALES CHARGE                       CONCESSION
                                                        -----------------------                       ----------
                                                  AS A                        AS A                       AS A
                                               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
                                                 OF THE                      OF THE                     OF THE
      AMOUNT OF INVESTMENT                       PUBLIC                    NET AMOUNT                   PUBLIC
     IN SINGLE TRANSACTION                   OFFERING PRICE                 INVESTED                OFFERING PRICE
     ---------------------                   --------------                 --------                --------------
       Less than $25,000                         5.50%                        5.82%                      4.75%
       $25,000 - $49,999                         5.25%                        5.54%                      4.50%
       $50,000 - $99,999                         4.75%                        4.99%                      4.00%
       $100,000 - $249,999                       3.75%                        3.90%                      3.00%
       $250,000 - $499,999                       3.00%                        3.09%                      2.50%
       $500,000 - $999,999                       2.00%                        2.04%                      1.60%
       $1,000,000 or more                        1.00%                        1.01%                      0.75%

         The Fund may pay a dealer concession, which is a percentage of the investor's sales charge ("Sales Charge") paid to securities dealers and correspondents of InvestPrivate, Inc. ("InvestPrivate") who have sold the Fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with the Fund's sales activities.

DISTRIBUTOR


         InvestPrivate acts as the distributor of the Fund's shares (the "Distributor"). It also is a wholly-owned subsidiary of InvestPrivate Holdings Corporation. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act, as amended, ("12b-1 Plan") that allows the Fund to pay distribution fees for the sale and distribution of shares and for shareholder servicing. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum amount payable under the Fund's 12b-1 Plan is 0.25% of the average daily net assets of the Fund's shares.


WAYS TO REDUCE SALES CHARGES

         You may qualify for a reduced sales charge. To qualify for a reduction, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

                  RIGHTS OF ACCUMULATION. Allows you to aggregate purchases of shares of the Fund at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current NAV of the purchaser's combined holdings of shares of the Fund.

                  LETTER OF INTENT. Allows you to purchase shares of the Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $25,000 or more. If following the expiration of the 13-month period the total amount of shares purchased does not equal the amount stated in the letter of intent, the applicable sales charges will be imposed on the actual amount of shares purchased.

          You will not pay a sales charge with respect to shares purchased by reinvesting dividends and distributions or if there is a merger, consolidation or acquisition affecting Fund assets.

                                 FUND MANAGEMENT

INVESTMENT ADVISER

         The Fund's investment adviser is DBGI Advisors, Inc. The Adviser is located at 500 Fifth Avenue, 56th Floor, New York, NY 10110. The Adviser was organized as a Delaware corporation by Diversified Biotech Group, Inc. ("DBGI") in 2001, and is a wholly-owned subsidiary of DBGI. DBGI is a majority-owned subsidiary of InvestPrivate Holdings Corporation. The Adviser manages the investment of the Fund's portfolio and administers its affairs, subject to the supervision of the Board of Trustees of the Trust.


         The Adviser receives an annual base fee equal to 1.00% of the Fund's average daily net assets. Under the terms of an expense limitation agreement, dated as of June 25, 2002, the Fund's Adviser has agreed, to the extent necessary, to waive its 1.00% management fee and/or to reimburse the Fund's expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) to maintain the Fund's annualized expense ratio to 3.00% of its average daily assets ("Annualized Expense Ratio") until October 28, 2003. Under the terms of an expense recapture agreement, dated as of June 25, 2002, the Trust on behalf of the Fund will reimburse the Adviser for any fees previously waived and/or expenses previously assumed if at any time the Fund's annualized expenses are less than the Annualized Expense Ratio provided that the amount of such reimbursement does not cause the Fund to exceed the Annualized Expense Ratio, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The expense recapture agreement will remain in effect until October 28, 2003 and shall remain in effect from year to year thereafter until terminated by either party.

         The Adviser has a variety of responsibilities for the general management and administration of the Fund, including the selection of the sub-adviser. The Adviser also monitors the sub-adviser to ensure that investment activities remain consistent with the Fund's investment objective and strategies. BioPharma Capital Limited ("BioPharma") is the Fund's sub-adviser (the "Sub-Adviser"). The Sub-Adviser is located at 100 Pall Mall, London, SW1Y 5HP, England. Certain other advisers specializing in the biotechnology field may, from time-to-time, also provide advice to the parent of the Adviser, DBGI.

         The Sub-Adviser provides sub-advisory services to the Fund on a day-to-day basis pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser. The Sub-Adviser performs investment management services for the Fund, including the selection of investments, subject to the supervision of the Adviser. As compensation for its sub-advisory services, the Adviser pays a sub-advisory fee to the Sub-Adviser of 60% of the Management Fee (i.e., 0.60% of the 1.00% fee payable to the Adviser).

         Jason Loveridge, Ph.D and Libbe Englander, Ph.D will handle the day-to-day portfolio management of the Fund. Dr. Loveridge has been a director of BioPharma since March 2000. From 1999 to March 2000, Dr. Loveridge was on the Executive Committee at JAFCO Investment (UK) Ltd. ("JAFCO"), with responsibility for global life science and health care investments. From 1995 to 1999, Dr. Loveridge had direct responsibility for JAFCO's healthcare investments.

         Dr. Englander has been a director of BioPharma since March 2000. Prior to March 2000, Dr. Englander had been with EME Biology, Inc., an international biotechnology and pharmaceutical consulting firm, which she founded in 1989.

         It is anticipated that some of the Fund's brokerage transactions will be executed through an affiliated brokerage firm, InvestPrivate, located at 500 Fifth Avenue, 54th Floor, New York, NY 10110. InvestPrivate is a wholly owned subsidiary of InvestPrivate Holdings Corporation. The Adviser or its affiliates may receive economic benefits through the receipt of brokerage commissions on Fund portfolio transactions.


                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

         The price of the Fund's shares is based on the Fund's NAV.
The Fund values its shares at market value and NAV of each Fund share is calculated as of the close of business of the New York Stock Exchange on each business day. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted and the balance, or net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effectuated is based on the next calculation of NAV after the order is placed. If the Fund receives an order in good order by 4:00 p.m. Eastern time, it will issue shares at that day's NAV. If an order is received after 4:00 p.m., it will be priced at the next business day's NAV. The Fund considers orders to be in good order when all required documents and your payment is received by the Fund or the Distributor.

         The value of the Fund's shares will not be priced on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

HOW TO PURCHASE SHARES


         To purchase shares at that day's closing price, you must contact the Fund before 4:00 p.m. Eastern time. If the Fund receives an order in good order by 4:00 p.m. Eastern time, it will issue shares at that day's NAV. The minimum initial investment is $1,000. Subsequent purchases must be at least $500. The minimum subsequent purchase requirements are waived on purchases made by reinvesting dividends. No share certificates will be issued for Fund shares. The Fund reserves the right to suspend the offering of its shares, to reject any specific order or to change or waive minimum investment requirements. The Fund intends to offer to its existing shareholders the opportunity to purchase additional shares on the Fund's website in the future.


TO PURCHASE SHARES

                                           OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT

THROUGH INVESTPRIVATE

                                 -    Call InvestPrivate at 212-739-7700 or        -    Call InvestPrivate.
                                      877-669-4732. InvestPrivate can assist
                                      you in all the steps necessary to buy
                                      shares.

BY MAIL

                                 -    You may obtain a share purchase              -    To add to an account by mail,
                                      application by calling toll-free at               make out a check in U.S.
                                      866-960-7700, logging on to                       dollars for the investment
                                      www.InvestBio.com or writing                      amount, payable to "InvestBio
                                      InvestBio Opportunity Fund, P.O. Box              Opportunity Fund."  Third
                                      46707, Cincinnati, OH 45246-0707.                 party and "starter" checks
                                                                                        will not be accepted.  Fill
                                 -    The share purchase application should             out detachable investment slip
                                      be completed and mailed to the Fund               from an account statement.  If
                                      at the address listed above together              no slip is available, include
                                      with a check in U.S. dollars payable              with the check a letter
                                      to "InvestBio Opportunity Fund"                   specifying your account number
                                      (third party and "starter checks"                 and the registered account
                                      will not be accepted) or call the                 name(s).
                                      Fund at 866-960-7700 to obtain an
                                      account number and wire transfer             -    To add to an account by wire,
                                      instructions.  Your bank may charge               instruct your bank to transfer
                                      you a fee for such a transfer.                    funds to U.S. Bank, N.A.,
                                                                                        ABA # 042000013, Account #
                                                                                        199458233, FBO: InvestBio
                                                                                        Opportunity Fund.  Specify
                                                                                        your account number and the
                                                                                        registered account name(s).
                                                                                        Your bank may charge you a fee
                                                                                        for such a transfer.

BY TELEPHONE

                                 -    A new account may not be opened by           -    You may add to an existing
                                      telephone.                                        account by calling
                                                                                        866-960-7700.


                                                                                   -    Before requesting to purchase
                                                                                        shares by telephone, please


                                       13

                                                                                        make sure the Fund has your
                                                                                        bank account information on
                                                                                        file. If the Fund does not have
                                                                                        this information, you will need
                                                                                        to send written instructions
                                                                                        with your bank's name and
                                                                                        address, a voided check or
                                                                                        savings account deposit slip
                                                                                        and a signature guarantee if
                                                                                        the bank and Fund accounts do
                                                                                        not have at least one common
                                                                                        owner.


                                                                                   -    During times of substantial
                                                                                        economic or market change, it
                                                                                        may be difficult to place your
                                                                                        order by phone. During such
                                                                                        periods, you may purchase
                                                                                        shares either by mail or
                                                                                        through InvestPrivate.


AUTOMATIC INVESTING THROUGH ACH

                                 -    Indicate on your application that you        -    Please call the Fund at
                                      would like to begin an automatic                  866-960-7700 for instructions.
                                      investment plan through ACH and the
                                      amount of the monthly investment
                                      ($100 minimum).

                                 -    Send a check marked "Void" or a deposit
                                      slip from your bank account along with
                                      your application.


AUTOMATIC INVESTMENT PLAN

         The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Fund will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Fund at P.O. Box 46707, Cincinnati, OH 45246-0707.

HOW TO SELL SHARES


         To sell shares at that day's closing price, you must contact the Fund before 4:00 p.m. Eastern time. If the Fund receives an order in good order by 4:00 p.m. Eastern time, it will redeem shares at that day's NAV. The Fund's shares which are issued in book share form only are redeemable at the NAV next determined after receipt of a request for redemption in good order. The Fund will make payment within seven days after receipt of the redemption request. The Fund intends to offer its shareholders the opportunity to sell their respective shares on the Fund's website in the future.

         To protect shareholder accounts, the Fund and the transfer agent may require a guarantee of the signature of each registered owner by a bank, member of a national security exchange or other eligible guarantor institution. (See "Signature Guarantees" below.)


TO SELL SOME OR ALL OF YOUR SHARES


THROUGH INVESTPRIVATE
                           -   Shares may be sold through InvestPrivate.
                               InvestPrivate can assist you in all the steps necessary to sell shares. You will not be charged transaction fees for these services.

BY MAIL

                           - Investors desiring to sell Fund shares may write a letter to request a redemption specifying your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

                           -   Mail your request to: InvestBio Opportunity Fund,
                               P.O. Box 46707, Cincinnati, OH 45246-0707. Your proceeds will be delivered by the method you indicate when you open your account.

BY WIRE

                           - Fill out the "Telephone Withdrawal and Exchange" and "Bank Information" sections on your account application.

                           - Call the Fund at 866-960-7700 or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

                           - Proceeds will generally be wired on the next business day. Your bank may charge you a fee.

BY TELEPHONE

                           -   You may redeem your shares by calling
                               866-960-7700.

                           - During times of substantial economic or market change, it may be difficult to place your order by phone. During such periods, you may redeem your shares either by mail or through InvestPrivate.

SIGNATURE GUARANTEES

         A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

         (i)      If you change the ownership on your account;

         (ii) When you want the redemption proceeds sent to a different address than is registered on the account;

         (iii) If the proceeds are to be made payable to someone other than the account's owner(s); and

         (iv) If a change of address request has been received by the transfer agent within 30 days prior to the request for redemption.

         In addition, signature guarantees are required for all redemptions of $50,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received.

         Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

CHARITABLE CONTRIBUTION PROGRAM


         The Adviser may contribute a portion of the Management Fee and/or the Distributor may contribute a portion of the Sales Charge to charities whose efforts to fight or conquer various diseases or conditions might benefit from developments in the biotechnology industry. It is believed that such contributions not only serve an important humanitarian purpose, but also may enhance demand for biotechnology products and services that are developed by certain of the biotechnology companies in which the Fund invests.

DIVIDENDS AND DISTRIBUTIONS

         For more information or to change your distribution option, contact the Fund in writing, call 866-960-7700 or contact your broker or financial professional.

         Depending on your investment goals and priorities, you may choose to:

              -   Reinvest all distributions; or

              - Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the Fund.


         Unless you indicate otherwise, distributions will automatically be reinvested in shares of the Fund at NAV.


TAX CONSEQUENCES

         The Fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

         The Fund's distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to you as long-term capital gain, regardless of how long you have held Fund shares.

         If you purchase shares of the Fund shortly before it declares a capital gain distribution or dividend, a portion of the purchase price may be returned to you as a taxable distribution.

         You should consult your tax adviser about any foreign, federal, state and local taxes that may apply to the distributions you receive.

IRAs AND OTHER RETIREMENT PLANS

         Shares of the Fund may be purchased for IRAs and many other types of tax-deferred retirement plans. The minimun initial investment for an IRA is $250. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers. Further information, a fee schedule and application forms may be obtained by writing or calling the Fund.

                             ADDITIONAL INFORMATION

FINANCIAL REPORTS

         Each shareholder will receive annual and semi-annual reports that contain detailed information on the Fund's investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Copies of the Fund's annual and semi-annual reports may be obtained free of charge by writing or calling the Fund at the address and telephone number on the cover page of this Prospectus.

HOUSEHOLDING

         Only one copy of a prospectus or financial report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

         If you would like more information about the Fund, the following document is available free upon request.

         STATEMENT OF ADDITIONAL INFORMATION - Provides more detailed information about the Fund, has been filed with the SEC and is incorporated into this prospectus by reference.

         TO ORDER A FREE COPY OF THE FUND'S SAI CONTACT YOUR FINANCIAL PROFESSIONAL OR THE FUND AT:

                           InvestBio Opportunity Fund
                          500 Fifth Avenue, 56th Floor
                               New York, NY 10110
                                  866-960-7700




         The Fund will be happy to answer your questions or to provide any additional information that you may require.

         Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                           INVESTBIO OPPORTUNITY TRUST


                           InvestBio Opportunity Fund
                          500 Fifth Avenue, 56th Floor
                               New York, NY 10110
                                 (866) 960-7700
                                www.InvestBio.com


      INVESTMENT ADVISER                            DISTRIBUTOR
      DBGI Advisors, Inc.                           InvestPrivate, Inc.
      500 Fifth Avenue, 56th Floor                  500 Fifth Avenue, 54th Floor
      New York, NY  10110                           New York, NY  10110

      ADMINISTRATOR AND TRANSFER AGENT              CUSTODIAN
      Ultimus Fund Solutions, LLC                   U.S. Bank, N.A.
      135 Merchant Street, Suite 230                425 Walnut Street
      Cincinnati, OH  45246                         Cincinnati, OH  45202

      INDEPENDENT AUDITOR                           LEGAL COUNSEL
      Tait, Weller & Baker                          Kirkpatrick & Lockhart LLP
      8 Penn Center Plaza, 8th Floor                599 Lexington Avenue
      Philadelphia, PA  19103                       New York, N.Y.  10022


                      (Investment Company Act File No. 811-10605)

                           INVESTBIO OPPORTUNITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                  July __, 2002


                          500 Fifth Avenue, 56th Floor
                               New York, NY 10110
                                 (866) 960-7700


A Prospectus for the InvestBio Opportunity Fund (the "Fund") dated July __, 2002, provides the basic information you should know before investing in the Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Fund's Prospectus; in other words, this SAI is legally part of the Fund's Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

You may obtain, without charge, the current Prospectus and SAI of the Fund by writing to the Fund at 500 Fifth Avenue, 56th Floor, New York, NY 10110, or by calling 866-960-7700. The Prospectus is also available at www.InvestBio.com.








THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. INVESTBIO OPPORTUNITY TRUST (THE "TRUST") MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS

                                                                           PAGE

DESCRIPTION OF THE TRUST                                                     1

INVESTMENTS, POLICIES AND RISKS                                              1

FUNDAMENTAL RESTRICTIONS AND POLICIES                                       17

NON-FUNDAMENTAL RESTRICTIONS                                                18

MANAGEMENT OF THE TRUST                                                     19

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES                          23

CHARITABLE CONTRIBUTION PROGRAM                                             23

INVESTMENT ADVISER, SUB-ADVISER AND OTHER SERVICES                          23

BROKERAGE ALLOCATION AND OTHER STRATEGIES                                   27

PURCHASE AND PRICING OF SHARES                                              29

REDUCED SALES CHARGES, REDEMPTION INFORMATION                               30

TAXATION                                                                    33

FUND PERFORMANCE                                                            37

OTHER INFORMATION                                                           39

                            DESCRIPTION OF THE TRUST

The InvestBio Opportunity Trust (the "Trust") is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was organized as a Delaware business trust on December 18, 2001. (See "Other Information") The Trust currently offers shares on behalf of the Fund. "Open-end" means that the Trust issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of an investment adviser. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.


                         INVESTMENTS, POLICIES AND RISKS

In addition to the Fund's principal investment strategies discussed in the Prospectus, the Fund may engage in other types of investment strategies as further described in the descriptions below. The Fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Fund's own investment restrictions.


EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stocks purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.


Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

BIOTECHNOLOGY SECTOR RISK. The value of the Fund's shares is particularly vulnerable to factors affecting the biotechnology sector. The biotechnology sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the biotechnology sector and therefore could affect the performance of the Fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.


DEPOSITORY RECEIPTS. Depository receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depository. Depository receipts are not necessarily denominated in the same currency as the underlying securities. Depository receipts include American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depository Receipts"). ADRs are dollar-denominated depository receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market and depository receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depository receipts are subject to the risks of other investments in foreign securities, as described directly below.

Depository receipts may be "sponsored" or "unsponsored." Sponsored depository receipts are established jointly by a depository and the underlying issuer, whereas unsponsored depository receipts may be established by a depository without participation by the underlying issuer. Holders of an unsponsored depository receipt generally bear all the costs associated with establishing the unsponsored depository receipt. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of the Fund's investment policies, the Fund's investment in depository receipts will be deemed to be investments in the underlying securities except as noted.


OPTIONS AND FUTURES TRANSACTIONS. The Fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices ("Derivative Instruments"), including certain options, futures contracts, options on futures contracts, forward currency contracts and swap transactions. The Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the Fund are described below. The Fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the Fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the Fund may have lower net income and a net loss on the investment.

     OPTIONS ON SECURITIES AND FOREIGN CURRENCIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

     OPTIONS ON SECURITIES INDICES. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS. Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

FOREIGN SECURITIES. The Fund may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Depository Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.


Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See "Emerging Market Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

FOREIGN CURRENCY TRANSACTIONS. The Fund may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and income. In addition, although a portion of the Fund's investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. The Fund may also invest in the following types of foreign currency transactions:

     FORWARD FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract ("Forward Contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into Forward Contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts will include, but not be limited to, the following situations.

First, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Fund's investment adviser, DBGI Advisors, Inc. (the "Adviser"), believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a Forward Contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a Forward Contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate Forward Contracts for each currency held in the Fund.

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such Forward Contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into Forward Contracts for any other purpose consistent with the Fund's investment objective. However, the Fund will not enter into a Forward Contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the Forward Contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the Forward Contract (by "rolling" that contract forward) or may initiate a new Forward Contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in Forward Contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the foreign currency.

Should forward prices decline during the period between the Fund's entering into a Forward Contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. The Fund, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Fund will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the put, it segregates with the Fund's custodian cash, U.S. Government securities or other liquid high-grade debt securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Fund will be considered "covered" only if the Fund owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

     OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in over-the-counter options on foreign currency transactions. The Fund may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund may only enter into forward contracts on currencies in the over-the-counter market. The investment adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("Transaction Hedging") and to protect the value of specific portfolio positions ("Position Hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The Fund may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transaction Hedging and Position Hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

         EMERGING MARKET SECURITIES. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

     PACIFIC BASIN REGION. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment, when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to create a segregated account with the Trust's custodian and to maintain in that account cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments, when-issued or delayed delivery commitments.

The Fund may make contracts to purchase forward commitments if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

The Fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments, when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although the Fund intends to make such purchases for speculative purposes and the Fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment, when-issued or delayed delivery securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment, when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).


HYBRID INSTRUMENTS. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by the Fund may not be successful.


Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.


Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities and Futures Trading Commission, which generally regulates the trading of commodity futures by persons in the U.S., the SEC, which regulates the offer and sale of securities by and to persons in the U.S., or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund.

ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. The inability of the Fund to dispose of illiquid or not readily marketable investments at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Adviser on an ongoing basis. In the event that such a security is deemed to be no longer liquid, the Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the Fund having more than 15% of its assets invested in illiquid or not readily marketable securities.


Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end or closed-end investment companies. Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

     EXCHANGE TRADED FUNDS ("ETFs"). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund only having a contractual relationship with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the

Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Adviser determines that the selling Lender is creditworthy.

When the Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


Assignments and Participations are generally not registered under the 1933 Act, and thus may be subject to the Fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.


PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may purchase the securities of certain foreign investment corporations called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds also may be a PFIC.

The Fund is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and, consequently, the Fund may have to subject any of its investments in other investment companies, including PFICS, to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities. In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by the Adviser to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LOANS. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers, institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The Fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SHORT SALES AGAINST THE BOX. The Fund may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The Fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

SMALL COMPANY SECURITIES. The Fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

SWAPS. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of the Fund. To the extent that these swaps are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to the Fund's borrowing restrictions. The Fund may enter into over-the-counter swap transactions with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the Fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. (See "Taxes -- Other Information" below)

BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

ZERO-COUPON BONDS. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

TEMPORARY DEFENSIVE POSITIONS. When securities markets or economic conditions are unfavorable or unsettled, the Fund may seek to protect its assets by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. The Fund has the right to invest up to 100% of its assets in these securities, although it is unlikely the Fund will do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. To the extent the Fund is invested in these types of instruments, the Fund will not be pursuing its investment objective.

                      FUNDAMENTAL RESTRICTIONS AND POLICIES

FUNDAMENTAL RESTRICTIONS

The Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Set forth below are each of the fundamental restrictions adopted by the Fund.

     The Fund may not:

     (1) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a forward commitment basis, when-issued or delayed delivery and the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

     (2) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     (3) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (4) buy or sell commodities or commodity contracts, although it may purchase and sell financial futures contracts, stock index futures contracts and related options, or purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

FUNDAMENTAL POLICIES

The Fund may invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry, and will concentrate, under normal circumstances, in investments in the biotechnology industry. This fundamental policy cannot be changed without shareholder approval.

                          NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to the Fund, but are non-fundamental. They may be changed by the Board of Trustees of the Trust and without a vote of the Fund's shareholders.

     The Fund may not:

     (1) invest more than 15% of its net assets in illiquid securities.

     (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) engage in short sales of securities or maintain a short position, except that the Fund may (i) sell short "against the box" and (ii) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

     (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.


                             MANAGEMENT OF THE TRUST

The Trust's Board has the responsibility for the overall management of the Trust and the Fund, including general supervision and review of the Fund's investment activities and its conformity with Delaware law and the stated policies of the Fund. The Trust's Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE TRUSTEES

                                                                            PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE                      POSITION WITH TRUST                        PAST FIVE YEARS
Scott L. Mathis*                           Trustee, President and          InvestPrivate Holdings Corporation,
500 Fifth Avenue                           Treasurer                       Chief Executive Officer (1999 to
56th Floor                                                                 present); InvestPrivate, Inc., Chief
New York, NY  10110                                                        Executive Officer (February 2001 to
          (39)                                                             present); Diversified Biotech Group,
                                                                           Inc., Chief Executive Officer (June
                                                                           2001 to present); National
                                                                           Securities Corp., Registered
                                                                           Representative (1998 to 2000); The
                                                                           Boston Group, L.P., Vice Chairman
                                                                           and Registered Representative (1996
                                                                           to 1998)

Jack Laschever                             Trustee                         Miller Sports Group (Publisher),
529 West 42nd Street                                                       President (February 2001 to
5th Floor                                                                  present); Corner Drug Store, Vice
New York, NY  10036                                                        Chairman (1999 to February 2001); GQ
       (42)                                                                Magazine, Publisher (1998 to 1999);
                                                                           American Express Publishing,
                                                                           Publisher (1988 to 1998)

Noah Klarish                               Trustee                         Law Offices of Noah Klarish &
Law Offices of Noah Klarish &                                              Associates, P.C., Managing Owner and
 Associates, P.C.                                                          Attorney (1992 to present)
40 W. 57th Street
New York, NY
       (42)

* "Interested person" of the Trust (as that term is defined in the 1940 Act).

COMMITTEES OF THE BOARD

The Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940
Act) ("Independent Trustee(s)"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements' review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees.

The Trust has a Valuation Committee consisting of the Independent Trustees, and such other officers of the Trust and the sub-adviser, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

COMPENSATION OF INDEPENDENT TRUSTEES AND OFFICERS

The following table shows the amount of equity securities in the Fund owned by the Trustees as of December 20, 2001:

   INTERESTED TRUSTEES                   DOLLAR RANGE OF EQUITY SECURITIES OWNED
     Scott L. Mathis                                        0


 DISINTERESTED TRUSTEES                  DOLLAR RANGE OF EQUITY SECURITIES OWNED


     Jack Laschever                                         0
      Noah Klarish                                          0

Each Independent Trustee will receive from the Trust an annual fee of $2,500, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $250 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $250 for each special Board meeting attended and (iii) $250 for each Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

COMPENSATION TABLE

                                                                      TOTAL COMPENSATION FROM THE
      NAME OF PERSON,                  AGGREGATE COMPENSATION FROM              FUND PAID
         POSITION                               TRUST                         TO TRUSTEES(1)
INTERESTED TRUSTEES:
Scott L. Mathis                                   $0                              $0

DISINTERESTED TRUSTEES:
Jack Laschever                                    $0                              $0
Noah Klarish                                      $0                              $0

---------------------------
(1) No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust's expenses.


THE TRUST'S OFFICERS


No officer of the Trust receives any compensation paid by the Trust. The Trust's principal officers are:


                                                                                PRINCIPAL OCCUPATION
                                                 POSITION WITH                    DURING LAST FIVE
     NAME, ADDRESS AND AGE                           TRUST                             YEARS
     Scott L. Mathis                             Trustee, President and         InvestPrivate Holdings
     500 Fifth Avenue                            Treasurer                      Corporation, Chief Executive
     56th Floor                                                                 Officer (1999 to present);
     New York, NY  10110                                                        InvestPrivate, Inc., Chief
               (39)                                                             Executive Officer (February 2001
                                                                                to present); Diversified Biotech
                                                                                Group, Inc., Chief Executive
                                                                                Officer (June 2001 to present);
                                                                                National Securities Corp.,
                                                                                Registered Representative (1998
                                                                                to 2000); The Boston Group,
                                                                                L.P., Vice Chairman and
                                                                                Registered Representative (1996
                                                                                to 1998)

     Robert G. Dorsey                            Vice President                 Ultimus Fund Solutions, LLC and
     135 Merchant Street, Suite 230                                             Ultimus Fund Distributors, LLC
     Cincinnati, OH  45246                                                      (registered broker-dealer),
          (45)                                                                  Managing Director (1999 to
                                                                                present); Countrywide Fund
                                                                                Services, Inc. (mutual fund
                                                                                services company), President
                                                                                (1984 to 1999)

                                                                                  PRINCIPAL OCCUPATION
                                                 POSITION WITH                      DURING LAST FIVE
     NAME, ADDRESS AND AGE                          TRUST                                YEARS
     Ronald S. Robbins                           Vice President                 InvestPrivate Holdings
     500 Fifth Avenue                                                           Corporation, Executive Vice
     New York, NY  10110                                                        President (September 2001 to
          (61)                                                                  present); Josephthal & Co.,
                                                                                Senior Managing Director (2000
                                                                                through 2001); Redeker, Robbins
                                                                                and Webber (Financial Services),
                                                                                Consultant  (1995 to 2000)

     Wade R. Bridge                              Secretary                      Ultimus Fund Solutions, LLC, Vice
     135 Merchant Street, Suite 230                                             President (May 2002 to present);
     Cincinnati, OH  45246                                                      Integrated Funds Services, Inc.
          (33)                                                                  (mutual fund services company),
                                                                                Counsel (2000 to 2002) IFS
                                                                                Financial Services, Inc. (parent
                                                                                company of registered investment
                                                                                adviser and broker-dealer),
                                                                                Director of Compliance (1998 to
                                                                                2000)

     Donald Geraghty                             Secretary                      InvestPrivate, Inc., Director of
     500 Fifth Avenue                                                           Compliance (2000 to present); May
     New York, NY  10110                                                        Davis Group, Inc. (registered
          (53)                                                                  broker-dealer), Director of
                                                                                Compliance (1999 to 2000); Citicorp
                                                                                Securities Inc., Chief Compliance
                                                                                Office (1998 to 1999)

     Craig Hunt                                  Assistant                      Ultimus Fund Solutions, LLC,
     135 Merchant Street, Suite 230              Secretary                      Manager (2001 to present); Ultimus
     Cincinnati, OH  45246                                                      Fund Distributors, Registered
          (34)                                                                  Principal (2001 to present); Equity
                                                                                Analysts, Inc., Manager (1994 to
                                                                                1999)

     John F. Splain                              Assistant                      Ultimus Fund Solutions, LLC and
     135 Merchant Street, Suite 230              Secretary                      Ultimus Fund Distributors, LLC,
     Cincinnati, OH  45246                                                      Managing Director (1999 to
          (45)                                                                  present); Countrywide Fund
                                                                                Services, Inc. (mutual fund
                                                                                services company), First Vice
                                                                                President (1986 to 1999)

     Mark J. Seger                               Treasurer                      Ultimus Fund Solutions, LLC and
     135 Merchant Street, Suite 230                                             Ultimus Fund Distributors, LLC,
     Cincinnati, OH  45246                                                      Managing Director (1999 to
          (40)                                                                  present); Countrywide Fund
                                                                                Services, Inc. (mutual fund
                                                                                services company), First Vice
                                                                                President and Secretary (1988 to

                                                                                 PRINCIPAL OCCUPATION
                                                 POSITION WITH                    DURING LAST FIVE
     NAME, ADDRESS AND AGE                          TRUST                               YEARS
                                                                                1999)

     Theresa A. Minogue                          Assistant                      Ultimus Fund Solutions, LLC, Vice
     135 Merchant Street, Suite 230              Treasurer                      President and Mutual Fund
     Cincinnati, OH  45246                                                      Controller (2000 to present);
          (32)                                                                  Ultimus Fund Distributors, LLC,
                                                                                Registered Person (2000 to
                                                                                present); Integrated Fund Services,
                                                                                Inc., Vice President (1994 to 2000)


     CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

The Fund's investment adviser is DBGI Advisors, Inc. The Adviser was organized as a Delaware corporation and is a wholly-owned subsidiary of Diversified Biotech Group, Inc. ("DBGI"). DBGI is a majority-owned subsidiary of InvestPrivate Holdings Corporation ("IPHC"). Through his share ownership of IPHC, Scott L. Mathis is considered a control person of the Adviser. Mr. Mathis currently owns approximately 52% of IPHC. Mr. Mathis is also a registered representative of InvestPrivate, Inc. ("InvestPrivate"), an affiliate company that will serve as the Fund's principal broker for portfolio transactions.

As of the date of this SAI, there were no shareholders who owned of record or were known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund. Additionally, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.


                         CHARITABLE CONTRIBUTION PROGRAM

The Adviser may contribute a portion of the Management Fee and/or the Distributor may contribute a portion of the Sales Charge to charities whose efforts to fight or conquer various diseases or conditions might benefit from developments in the biotechnology industry. It is believed that such contributions not only serve an important humanitarian purpose, but also may enhance demand for biotechnology products and services that are developed by certain of the biotech companies in which the Fund invests.

               INVESTMENT ADVISER, SUB-ADVISER AND OTHER SERVICES

THE ADVISER

     The Fund's investment adviser is DBGI Advisors, Inc. The Adviser is located at 500 Fifth Avenue, 56th Floor, New York, NY 10110. The Adviser was organized as a Delaware corporation by DBGI in 2001, and is a wholly-owned subsidiary of DBGI. DBGI is a majority-owned subsidiary of IPHC. The Adviser manages the investment of the Fund's portfolio and administers its affairs, subject to the supervision of the Board of Trustees. The Adviser has a variety of responsibilities for the general management and administration of the Fund, including the selection of the sub-adviser. The Adviser also monitors the sub-adviser to ensure that investment activities remain consistent with the Fund's investment objective and strategies. Certain other advisers specializing in the biotechnology field may also provide advice to the parent of the Adviser, DBGI, from time-to-time.

     The Adviser receives an annual base fee equal to 1.00% of the Fund's average daily net assets. Under the terms of an expense limitation agreement, dated as of June 25, 2002, the Fund's Adviser has agreed, to the extent necessary, to waive its 1.00% management fee and/or to reimburse the Fund's expenses (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) to maintain the Fund's annualized expense ratio to 3.00% of its average daily assets ("Annualized Expense Ratio") until October 28, 2003. Under the terms of an expense recapture agreement, dated as of June 25, 2002, the Trust on behalf of the Fund will reimburse the Adviser for any fees previously waived and/or expenses previously assumed if at any time the Fund's annualized expenses are less than the Annualized Expense Ratio provided that the amount of such reimbursement does not cause the Fund to exceed the Annualized Expense Ratio, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The expense recapture agreement will remain in effect until October 28, 2003 and shall remain in effect from year to year thereafter until terminated by either party.

THE INVESTMENT ADVISORY AGREEMENT

The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). This was initially approved by the Board of Trustees at a meeting held on June 25, 2002. The Advisory Agreement obligates the Adviser to: (i) provide overall supervisory responsibility for the general advisory and investment of the Fund's assets; (ii) select a sub-adviser for the Fund; and
(iii) monitor the sub-advisor's compliance with the investment objectives, polices and restrictions of the Fund. The Advisory Agreement requires the Adviser to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust's business, and also to supervise the provision of services by third parties. The continuance of the Advisory Agreement, with respect to the Fund, after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement with respect to the Fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon sixty (60) days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon sixty (60) days' written notice to the Trust. The Advisory Agreement will also terminate automatically, without payment of any penalty, in the event of its assignment (as defined in the 1940 Act).

THE SUB-ADVISER

Biopharma Capital Limited is the Fund's sub-adviser (the "Sub-Adviser"). The Sub-Adviser is located at 100 Pall Mall, London, SW1Y 5HP, England. The Sub-Adviser provides sub-advisory services to the Fund on a day-to-day basis pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser performs investment management services for the Fund, including the selection of investments, subject to the supervision of the Adviser. As compensation for its sub-advisory services, the Adviser pays a sub-advisory fee to the Sub-Adviser of 0.60% (as defined in the Sub-Advisory Agreement). The Sub-Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. The Sub-Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on the Sub-Advisory Agreement, and, in either case, by a majority of the Trust's Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

PERSONAL TRADING POLICIES

The Trust, the Adviser, the Sub-Adviser and InvestPrivate, the distributor (the "Distributor"), each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

THE ADMINISTRATOR

Pursuant to an administration agreement, Ultimus Fund Solutions, LLC (the "Administrator") provides the Trust with necessary administrative services. For these administrative services, the Trust pays the Administrator a monthly fee that equals a percentage of the Fund's average daily net assets. The fee is subject to a monthly minimum of $2,000 with respect to each portfolio.

THE DISTRIBUTOR

The Trust has a distribution agreement with InvestPrivate, an affiliate of the corporate parent of the Adviser, IPHC, which serves as the Distributor for the Fund's shares. The Distributor is located at 500 Fifth Avenue, 54th Floor, New York, NY 10110.

The Trust's distribution agreement was approved by its Board of Trustees at a Board meeting held on June 25, 2002. The Distribution Agreement will remain in effect from year to year provided it is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or the Fund and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Board of Trustees also approved a sub-distribution agreement on June 25, 2002 between the Trust, InvestPrivate and Quasar Distributors, LLC ("Sub-Distributor") to provide sub-distribution services. The Sub-Distributor is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a distribution plan (the "Plan") that allows the Fund to pay distribution fees for the sale and distribution of shares and for shareholder servicing ("12b-1 Fee"). The Fund pays an annual 12b-1 Fee of 0.25% of the Fund's average daily net assets to the Distributor. The Distributor pays the Sub-Distributor a fee of $400 per month.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plan, including: (i) the nature and causes of the circumstances which make the Plan necessary and appropriate; (ii) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits;
(iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the relationship of the Plan to other distribution efforts of the Trust; and (vi) the merits of possible alternative plans or pricing structures.


Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust's Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Trust and the shareholders of the Fund.

Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of the Fund's prospectuses, statements of additional information, any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of shares.

The Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that they expect their expenditures to include, without limitation: (i) the printing and mailing of the Fund's prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders;
(ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Fund investment objectives and policies and other information about the Fund, including its performance; (v) training sales personnel regarding the shares of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor will offer shares of the Fund on a continuous basis in all states in which the Fund or the Trust may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of the Fund.

The Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the Fund or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of the Fund without the approval of the shareholders of the Fund.

DEALER REALLOWANCES

The Fund may pay a dealer concession, the Fund's portion of sales charge proceeds to securities dealers who have sold the Fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with the Fund's sales activities. The following table sets forth the percent of the sales load that is reallowed to dealers as a percentage of the offering price of the Fund's shares.

                                              INVESTOR'S SALES CHARGE

                                                                                  DEALER CONCESSION
                                          AS A                                           AS A
                                       PERCENTAGE                  AS A               PERCENTAGE
                                         OF THE                 PERCENTAGE              OF THE
  AMOUNT OF INVESTMENT IN SINGLE         PUBLIC                   OF THE                PUBLIC
            TRANSACTION              OFFERING PRICE         NET AMOUNT INVESTED     OFFERING PRICE
       Less than $25,000                  5.50%                    5.82%                4.75%
       $25,000 - $49,999                  5.25%                    5.54%                4.50%
       $50,000 - $99,999                  4.75%                    4.99%                4.00%
       $100,000 - $249,999                3.75%                    3.90%                3.00%
       $250,000 - $499,999                3.00%                    3.09%                2.50%
       $500,000 - $999,999                2.00%                    2.04%                1.60%
       $1,000,000 or more                 1.00%                    1.01%                0.75%


                    BROKERAGE ALLOCATION AND OTHER STRATEGIES

BROKERAGE COMMISSIONS

The Fund is charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Adviser, as appropriate, seeks to obtain the best net price and execution on all orders placed for the Fund, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Fund may invest may be discounted for certain large domestic and foreign investors such as the Fund. A number of foreign banks and brokers will be used for execution of the Fund's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Adviser and Sub-Adviser may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Adviser may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Fund's shares.

The Adviser and Sub-Adviser, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Fund as a factor in the selection of broker-dealers.



Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and by policies adopted by the Trustees, the Adviser may cause the Fund to pay a broker-dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser and Sub-Adviser for the benefit of all accounts for which the responsible party makes investment decisions. The receipt for research services from brokers will tend to reduce the Adviser's and Sub-Advisers expenses in advising the Fund.

The Fund may not buy securities from, or sell securities to, the Distributor as principal. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board will consider the ability to recapture Fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.


     Pursuant to Section 11(a) of the 1934 Act, the Fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.


BROKERAGE TRANSACTIONS WITH AFFILIATES

The Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with InvestPrivate, an affiliate of the Adviser. In such instances, the placement of orders with the broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that such entities are affiliates of the Adviser.

To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to a broker that is an affiliate of the Adviser do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by a broker that is an affiliate of the Adviser or its affiliates.

                         PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on the Fund's net asset value per share, which will be determined in the manner set forth below.

The net asset value of the Fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of the Fund will be computed by dividing the sum of the investments held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Fund at such time. All expenses borne by the Trust will be accrued daily.

The net asset value per share of the Fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

     - The assets belonging to the Fund will include (i) all consideration received by the Trust for the issue or sale of shares of the Fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets and (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be.

     - The liabilities belonging to the Fund will include (i) the liabilities of the Trust with respect to the Fund and (ii) all expenses, costs, charges and reserves attributable to the Fund.

The value of the Fund will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively, for bonds it is the close of business in New York City and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Fund are valued as follows:

     - Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

     - Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

     - Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

     - Futures contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

     - Foreign securities not traded directly, or in ADRs or similar form in the U.S., are valued at representative quoted prices in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

     - U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

     - Only short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

     - Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

     - Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

     - Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase or sale transaction, the Fund realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Adviser may, from time to time, under the general supervision of the Board of Trustees or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Fund. In addition, there may be occasions when a different pricing provider or methodology is used. The Adviser will continuously monitor the performance of these services.

                  REDUCED SALES CHARGES, REDEMPTION INFORMATION
                               AND OTHER SERVICES

REDUCED SALES CHARGES. The following sales charge waivers are available for you:

RIGHTS OF ACCUMULATION. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors are permitted to purchase shares of the Fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of the Fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

LETTER OF INTENT. The Letter of Intent program allows you to purchase shares of the Fund over a 13-month period but pay sales charges as if you had purchased all the shares at once. This program can save you money if you plan to invest $25,000 or more in shares. Investors may obtain a form of a Letter of Intent ("Letter") from the Administrator. Under a Letter, purchases of shares of the Fund made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of 5% of the intended investment must be made, purchases must be made for a single account and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter, the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Additionally, shares purchased pursuant to a Letter that are redeemed early (i.e., if the total amount of shares purchased does not equal the amount stated in the Letter) will be redeemed according to the applicable sales charge based on the actual number of shares purchased as of the redemption date. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Fund will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Fund at P.O. Box 46707, Cincinnati, OH 45246-0707.

SALES CHARGE EXEMPTIONS. The following sales charge exemptions are available for:

     - Any current or retired officer, trustee or employee (and members of their immediate family) of the Trust, its affiliates or the Fund and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     - A shareholder of the Fund that merges or consolidates with the Fund or that sells its assets to the Fund in exchange for shares of the Fund; and

     - The reinvestment of dividends and distributions from the Fund.

REDEMPTION INFORMATION. If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash or market risk if you elect to hold them.

The Fund may suspend redemption privileges or postpone the date of payment during any period (i) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

SIGNATURE GUARANTEES. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     (i)  if you change the ownership on your account;

     (ii) when you want the redemption proceeds sent to a different address than is registered on the account

    (iii) if the proceeds are to be made payable to someone other than the account's owner(s); and

     (iv) if a change of address request has been received by the Transfer Agent within 30 days prior to the request for redemption.

In addition, signature guarantees are required for all redemptions of $50,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received.

     Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

SERVICE ORGANIZATIONS. The Fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good order" in accordance with the policies of those service organizations. The Fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.


INDIVIDUAL RETIREMENT ACCOUNTS. A Self-Directed IRA is available through InvestPrivate, through which investments may be made in shares of the Fund. The minimum initial investment in this IRA is $250. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

                                    TAXATION

The Fund is treated for federal income tax purposes as a separate entity. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains, which are timely distributed to shareholders under the Internal Revenue Code (the "Code"). A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

BACKUP WITHHOLDING. The Fund is required to withhold 30% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund or Adviser with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

SALE OF FUND SHARES. A shareholder's sale (redemption) of Fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if Fund shares are bought within 30 days before or after selling other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to elect to be, and qualify for treatment as, a regulated investment company ("RIC") under the Code. To so qualify, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, net short-term capital gain and net gain from certain foreign currency transactions). In addition to this requirement ("Distribution Requirement"), the Fund must meet several additional requirements, including the following: (i) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (i) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and
(ii) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

OTHER INFORMATION. Dividends and other distributions the Fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.

If the Fund invests in equity securities of corporations, a portion of the dividends (whether paid in cash or in additional Fund shares) from the investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for the Fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "Foreign Taxes") that would reduce the return on its securities. Tax conventions between certain countries and the U.S., however, may reduce or eliminate Foreign Taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any Foreign Taxes it paid. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (i) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (ii) would be required to treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (iii) could either deduct the Foreign Taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year the shares of Foreign Taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable Foreign Taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The Fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark to market gains with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

If a RIC makes the "mark to market" election after the beginning of its holding period with respect to PFIC stock, its tax for the year of the election will be increased by the aggregate amount of interest that it would have been charged under Section 1291(c)(3) of the Code if it had not made the election. No deduction is allowed the RIC for any such increase in its tax. However, no increase in tax for such interest charge is required if the RIC had already elected to mark the stock to market for the stock held on the last day of the preceding taxable year.

Under the Treasury Regulations (the "Regulations") under Section 1296 of the Code, in the case of any RIC that is offering for sale, or has outstanding, any stock of which it is the issuer and which is redeemable at net asset value, if the RIC owns directly or indirectly (as defined in the Regulations) stock in any PFIC, that stock will be treated as "marketable" stock owned by the RIC in respect of which a "mark to market" election may be made. Except as is otherwise to be provided in the Regulations, in the case of any other RIC that publishes net asset valuations at least annually, if the RIC owns directly or indirectly (as defined in the Regulations) stock in any PFIC, that stock will similarly be treated as "marketable" stock owned by the RIC in respect of which a "mark to market" election also may be made.



To the extent provided in Regulations, the taxable income of a RIC (other than a RIC which elected to compute capital gain net income during its full taxable year for purpose of the excise tax) is computed without regard to any net reduction in the value of any stock of a PFIC with respect to which a PFIC "mark to market" election is in effect occurring after October 31st of the taxable year. Any reduction is treated as occurring on the first day of the following taxable year.


The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which the Fund may invest may be subject to
Section 1256 of the Code ("Section 1256 Contracts"). Any Section 1256 Contracts the Fund holds at the end of each taxable year generally must be "marked to market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 Contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (i) from the disposition of foreign currencies, including forward currency contracts, (ii) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (iii) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by the Fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (i) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (ii) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (iii) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are Section 1256 Contracts).

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If the Fund has an "appreciated financial position"-- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

If the Fund acquires zero coupon or other securities issued with original issue discount ("OID") and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, the Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, if the Fund invests in payment-in-kind ("PIK") securities, it must include in its gross income securities it receives as "interest" on those securities. The Fund may elect similar treatment with respect to securities purchased at a discount from their face value ("Market Discount"). Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, Market Discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

                                FUND PERFORMANCE

COMPUTATION OF TOTAL RETURN

The Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value of the Fund assuming that all dividends and capital gains distributions during the stated period were invested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

      n
P(1+T)  = ERV

Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period

The Fund's total return will vary from time to time depending upon market conditions, the composition of the Fund's investment portfolio and operating expenses of the Trust allocated to the Fund. Total return should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

NON-STANDARD PERFORMANCE

In addition to the performance information described above, the Fund may provide total return information with respect to the Fund for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Computation of Total Return" above except that no annualization is made.

YIELD CALCULATION

Yield for the Fund is computed by dividing the Fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid to an investor's account or the income reported in the Fund's financial statements.

Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

                                OTHER INFORMATION

DELAWARE BUSINESS TRUST. The Trust is an entity of the type commonly known as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the Fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Fund) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the Trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the Fund's property for all losses and expenses of a shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the management of the Fund believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

FUND SHARES. The Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the Fund.

VOTING RIGHTS. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Fund as a group may elect all of the Trustees of the Trust.

SHAREHOLDER MEETINGS. The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

INDEPENDENT ACCOUNTANT

Tait, Weller & Baker serves as the Trust's independent accountants. Tait, Weller & Baker is responsible for auditing the annual financial statements of the Trust.

CUSTODIAN

U.S. Bank, N.A. ("U.S. Bank"), 425 Walnut Street, Cincinnati, OH 45201, serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the custody agreement between the Trust and U.S. Bank, U.S. Bank maintains cash, securities and other assets of the Fund. U.S. Bank is also required, upon the order of the Trust, to deliver securities held by U.S. Bank, and to make payments for securities purchased by the Trust. U.S. Bank has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

TRANSFER AGENT

Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, OH 45246, serves as the transfer agent and dividend disbursing agent for the Trust.

COUNSEL

Kirkpatrick & Lockhart LLP, 599 Lexington Avenue, New York, N.Y. 10022, serves as counsel to the Trust.

                            PART C: OTHER INFORMATION

Item 23.            EXHIBITS:

          (a)(1) Agreement and Declaration of Trust of Registrant dated as of December 17, 2001(1)

          (a)(2) Certificate of Trust of Registrant dated as of December 17, 2001(2)

          (b)       Copy of the By-Laws of Registrant(3)

          (c) None other than provisions contained in Exhibit (a)(1) and (b)

          (d)(1) Investment Advisory Agreement between Registrant and DBGI Advisors, Inc. dated as of June 25, 2002 (filed herewith)

          (d)(2) Investment Sub-Advisory Agreement between DBGI Advisors, Inc. and BioPharma Capital Limited dated as of June 25, 2002 (filed herewith)

          (e)(1) Distribution Agreement between Registrant and InvestPrivate, Inc. dated as of June 25, 2002 (filed herewith)

          (e)(2) Sub-Distribution Agreement between Registrant, InvestPrivate, Inc. and Quasar Distributors, LLC dated as of June 25, 2002 (filed herewith)

          (f)       Bonus or profit sharing contracts - not applicable

          (g) Custody Agreement between Registrant and U.S. Bank, N.A. dated as of June 25, 2002 (filed herewith)

          (h)(1) Fund Accounting Agreement between Registrant and Ultimus Fund Solutions, LLC dated as of June 25, 2002 (filed herewith)

          (h)(2) Administration Agreement between Registrant and Ultimus Fund Solutions, LLC dated as of June 25, 2002 (filed herewith)

          (h)(3) Transfer Agent and Shareholder Services Agreement between Registrant and Ultimus Fund Solutions, LLC dated as of June 25, 2002 (filed herewith)

          (i) Legal Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered dated June 26, 2002 (filed herewith)

          (j)(1) Consent of Independent Accountant dated June 20, 2002 (filed herewith)

          (j)(2)    Powers of Attorney dated June 27, 2002 (filed herewith)

          (k) Financial Statements dated as of June 20, 2002 (filed herewith); Report of Certified Public Accountants dated as of June 20, 2002 (filed herewith)

          (l) Initial Capital Agreement dated June 20, 2002 (filed herewith)

          (m) Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated as of June 25, 2002 (filed herewith)

          (n) Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 - not applicable

          (o)       Reserved

          (p)(1) Code of Ethics of the Registrant dated June 25, 2002 (filed herewith)

          (p)(2) Code of Ethics of DBGI Advisors, Inc. dated June 25, 2002 (filed herewith)

----------
(1) Incorporated herein by reference from the Registration Statement on Form N-1A (File Nos. 333-75588 and 811-10605) ("Registration Statement"), as filed with the Securities and Exchange Commission (the "SEC") on December 20, 2001.
(2) Incorporated herein by reference from Registration Statement, as filed with the SEC on December 20, 2001.
(3) Incorporated herein by reference from Registration Statement, as filed with the SEC on December 20, 2001.

          (p)(3) Code of Ethics of BioPharma Capital Limited dated June 25, 2002 (filed herewith)

          (p)(4) Code of Ethics of InvestPrivate, Inc. dated June 25, 2002 (filed herewith)

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Fund's investment adviser is DBGI Advisors, Inc. (the "Adviser"). The Adviser was organized as a Delaware corporation and is a wholly-owned subsidiary of Diversified Biotech Group, Inc. ("DBGI"), a Delaware corporation. DBGI is a majority-owned subsidiary of InvestPrivate Holdings Corporation ("IPHC"), a Delaware corporation. Through his share ownership of IPHC, Scott L. Mathis is considered a control person of the Adviser. Mr. Mathis currently owns approximately 52% of IPHC. Mr. Mathis is also a registered representative of InvestPrivate, Inc., an affiliated company that may serve as the Fund's principal broker for portfolio transactions.

Item 25.  INDEMNIFICATION

     ARTICLE VIII OF THE AGREEMENT AND DECLARATION OF TRUST OF THE REGISTRANT PROVIDES THAT:

          SECTION 1. LIMITATION OF LIABILITY. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

          All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Adviser, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

          SECTION 2. INDEMNIFICATION OF COVERED PERSONS. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

          SECTION 3. INDEMNIFICATION OF SHAREHOLDER. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

     ARTICLE IX OF THE AGREEMENT AND DECLARATION OF TRUST OF THE REGISTRANT PROVIDES THAT:

          SECTION 5. AMENDMENTS. . . . Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in
     Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. . . .

          SECTION 7. APPLICABLE LAW. (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. . . . (b)
     Notwithstanding the first sentence of Section 7(a) of this Article IX, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: . . . (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

     ARTICLE X OF THE BY-LAWS OF THE REGISTRANT PROVIDES THAT:

          SECTION 3. ADVANCE PAYMENT OF INDEMNIFIABLE EXPENSES. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     DBGI Advisors, Inc. is a registered investment adviser and serves as the Adviser for the Fund. The description of the Adviser under the caption "Fund Management" in the Prospectus and under the caption "Investment Adviser, Sub-Adviser and Other Services" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the trustees and officers of the Adviser set forth in its Form ADV filed with the Securities and Exchange Commission is incorporated herein by reference. The Adviser, with the approval of the Registrant's board of trustees, selects the sub-adviser for the Fund.

     BioPharma Capital Limited (the "Sub-Adviser"), a registered investment adviser, serves as the Sub-Adviser to the Fund. The description of the Sub-Adviser under the caption "Investment Adviser, Sub-Adviser and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of the Sub-Adviser set forth in Form ADV filed with the Securities and Exchange Commission is incorporated herein by reference.

Item 27.  PRINCIPAL UNDERWRITER

     (a)  InvestPrivate, Inc. is the principal underwriter.

     (b) Set forth below is certain information regarding the directors and officers of InvestPrivate, Inc., the principal underwriter. Unless otherwise indicated, the business address of the persons listed below is 500 Fifth Avenue, 54th Floor, New York, New York 10110.


------------------------------------------------------------------------------------------------------------------------------
                                         INVESTPRIVATE, INC.
-----------------------------------------------------------------------------------------------------------
                                                                                  POSITIONS AND
NAME AND PRINCIPAL                       POSITIONS AND OFFICES                    OFFICES WITH
BUSINESS ADDRESS                         WITH INVESTPRIVATE, INC.                 THE TRUST
-----------------------------------------------------------------------------------------------------------
DIRECTORS
   Scott L. Mathis                       Director, Chief Executive                Trustee and President
                                         Officer, President,
                                         Treasurer and Secretary

   Julian Beale                          Director
   Level 20
   459 Collins Street
   Melbourne, Victoria
   Australia, 3000

   Peter Lawrence                        Director
   c/o MILS Technology PLC
   1 Lancaster Place
   London, England WC2E 7EB

                                       6

OFFICERS

   Scott L. Mathis                       Director, Chief Executive Officer,       Trustee and President
                                         President, Treasurer and Secretary

   Ronald S. Robbins                     Executive Vice President                 Vice President
-----------------------------------------------------------------------------------------------------------


     (c)  Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6);
     (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

          U.S. Bank, N.A.
          425 Walnut Street
          Cincinnati, OH 45202

(b)  With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4);
     (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant's Administrator:

          Ultimus Fund Solutions, LLC
          135 Merchant Street, Suite 230
          Cincinnati, OH 45246

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser or Sub-Adviser:

          DBGI Advisors, Inc.
          500 Fifth Avenue, 56th Floor
          New York, NY 10110

Item 29.  MANAGEMENT SERVICES

          Not applicable.

Item 30.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, InvestBio Opportunity Trust, has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A under the 1933 Act and the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 27th of June, 2002.

                                            INVESTBIO OPPORTUNITY TRUST

                                             By: /s/ Scott L. Mathis
                                                 -------------------------------
                                                 Name: Scott L. Mathis
                                                 Title: President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Jack Laschever                  Trustee                       June 27, 2002
------------------------
Jack Laschever

/s/ Scott L. Mathis                 Trustee, President            June 27, 2002
------------------------
Scott L. Mathis

/s/ Noah Klarish                    Trustee                       June 27, 2002
------------------------
Noah Klarish

/s/ Mark J. Seger                   Treasurer (Principal          June 27, 2002
------------------------            Accounting Officer)
Mark J. Seger

                           INVESTBIO OPPORTUNITY TRUST

                                  Exhibit Index

(d)(1) Investment Advisory Agreement between Registrant and DBGI Advisors, Inc. dated as of June 25, 2002

(d)(2) Investment Sub-Advisory Agreement between DBGI Advisors, Inc. and BioPharma Capital Limited dated as of June 25, 2002

(e)(1) Distribution Agreement between Registrant and InvestPrivate, Inc. dated as of June 25, 2002

(e)(2) Sub-Distribution Agreement between Registrant, InvestPrivate, Inc. and Quasar Distributors, LLC dated as of June 25, 2002

(g) Custody Agreement between Registrant and U.S. Bank, N.A. dated as of June 25, 2002

(h)(1) Fund Accounting Agreement between Registrant and Ultimus Fund Solutions, LLC dated as of June 25, 2002

(h)(2) Administration Agreement between Registrant and Ultimus Fund Solutions, LLC dated as of June 25, 2002

(h)(3) Transfer Agent and Shareholder Services Agreement between Registrant and Ultimus Fund Solutions, LLC dated as of June 25, 2002

(i) Legal Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered dated June 26, 2002

(j)(1)    Consent of Independent Accountant dated June 20, 2002

(j)(2)    Powers of Attorney dated June 27, 2002

(k) Financial Statements dated as of June 20, 2002 filed herewith; Report of Certified Public Accountants dated as of June 20, 2002

(l)       Initial Capital Agreement dated June 20, 2002

(m)       Distribution Plan pursuant to Rule 12b-1 dated as of June 25, 2002

(p)(1)    Code of Ethics of the Registrant dated June 25, 2002

(p)(2)    Code of Ethics of DBGI Advisors, Inc. dated June 25, 2002

(p)(3)    Code of Ethics of BioPharma Capital Limited dated June 25, 2002

(p)(4)    Code of Ethics of InvestPrivate, Inc. dated June 25, 2002